UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 30, 2019

DOLBY LABORATORIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32431	90-0199783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1275 Market Street, San Francisco, CA 94103-1410
(Address of Principal Executive Offices) (Zip Code)

(415) 558-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 2 Financial Information

Item 2.02. Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 30, 2019, Dolby Laboratories, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended December 28, 2018. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference (the “Earnings Release”).  As previously disclosed, the Company adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers ("ASC 606") in the first quarter of fiscal 2019.  The results and the financial outlook in the Earnings Release are presented in accordance with ASC 606.  The Company adopted ASC 606 using the full retrospective transition method; therefore all prior periods are also presented in accordance with ASC 606. Included at the end of the Earnings Release are financial results for fiscal 2017, fiscal 2018, and the four quarters of fiscal 2018, as adjusted in accordance with ASC 606.

Section 8 Other Events

Item 8.01. Other Events.

Declaration of Dividend

On January 30, 2019, the Company announced a cash dividend of $0.19 per share of Class A and Class B Common Stock, payable on February 21, 2019 to stockholders of record as of the close of business on February 12, 2019.

Disclosure Channels to Disseminate Information

The Company disseminates information to the public about the Company, its products, services and other matters through various channels, including the Company’s website (www.dolby.com), investor relations website (http://investor.dolby.com), SEC filings, press releases, public conference calls and webcasts, in order to achieve broad, non-exclusionary distribution of information to the public.  The Company encourages investors and others to review the information it makes public through these channels, as such information could be deemed to be material information.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated January 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

Date: January 30, 2019	By:	/s/ Lewis Chew
Lewis Chew
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)